SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 20, 2003

(Date of earliest event reported)

Lightspan, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-29347 (Commission File No.)	33-0585210 (IRS Employer Identification Number)

10140 Campus Point Drive
San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number including area code: (858) 824-8000

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
Signature
EXHIBIT 99.1

Item 7. Exhibits.

99.1	Press Release, dated as of May 20, 2003.

Item 9. Regulation FD Disclosure.

     On May 20, 2003, Lightspan, Inc. issued a press release announcing the results of operations for the three months ended April 30, 2003. The press release and related summary financial statements are filed with this Form 8-K as Exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lightspan, Inc.

Dated: May 20, 2003	By:	/s/ Michael A. Sicuro

Michael A. Sicuro Chief Financial Officer, Secretary and Treasurer